UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2008

Commission File Number: 001-15665

UC HUB GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	88-0389393
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

285 East Warm Springs Road, Suite 105, Las Vegas, NV 89119
(Address of principal executive offices including Zip Code)

(888) 883-5893
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01                      Other Events.

On September 15, 2008, UC Hub Group, Inc. (the “Company”) announced that it has entered into an Agreement and Plan of Merger with Sky Pacific Innovations, Inc., a British Virgin Islands Corporation.  A copy of the press release issued by the Company on September 15, 2008 concerning the transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number                                                Description of Exhibit

99.1                                            Press Release dated September 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2008	UC HUB, INC. /s/ Larry Wilcox ______________________________________ By: Larry Wilcox Its: Chief Executive Officer